                            SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                     1934
                               (AMENDMENT NO. __)


Filed by the Registrant  [ x ]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
[ x ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

   Micro Linear Corporation
--------------------------------------------------------------------------------
(Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ x ]    No fee required.
[   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

                 (1)      Title of each class of securities to which
                          transaction applies:  _____________________
                 (2) Aggregate number of securities to which transaction applies: ____________________
                 (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                          __________________________________________
                 (4)      Proposed maximum aggregate value of transaction:
                          _________________________________
                 (5)      Total fee paid:
                          ______________________________________________________

[   ]    Fee paid previously with preliminary materials.

[   ]    Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                 (1)      Amount previously paid: _____________________________
                 (2)      Form, Schedule or Registration Statement no.: _______
                 (3)      Filing Party: _______________________________________
                 (4)      Date Filed: _________________________________________

                              [MICRO LINEAR LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Micro Linear Corporation, a Delaware corporation (the "Company"), will be held on Wednesday, May 28, 1997, at 10:00 a.m., local time, at the offices of Wilson Sonsini Goodrich & Rosati, P.C., 650 Page Mill Road, Palo Alto, California, legal counsel to the Company, for the following purposes:

         1. To elect four directors to serve for the ensuing year and until their successors are duly elected and qualified.

         2. To amend the Company's 1991 Stock Option Plan to increase the number of shares available for issuance thereunder by 834,000 shares to an aggregate of 3,864,000 shares.

         3. To amend the Company's 1991 Stock Option Plan to provide for an annual increase in the number of shares available for issuance thereunder for a two year period commencing on January 1, 1998.

         4. To amend the Company's 1994 Employee Stock Purchase Plan to increase the number of shares available for issuance thereunder by 175,000 shares to an aggregate of 455,000 shares.

         5. To ratify the appointment of Price Waterhouse, LLP as independent auditors for the Company for the 1997 fiscal year.

         6. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only stockholders of record at the close of business on April 11, 1997 are entitled to notice of and to vote at the meeting. All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if such stockholder has returned a proxy.

                                        FOR THE BOARD OF DIRECTORS


                                        Jeffrey D. Saper
                                        Secretary

San Jose, California
April 28,1997

IMPORTANT: Whether or not you plan to attend the meeting, you are requested to complete and promptly return the enclosed proxy in the envelope provided.

                            MICRO LINEAR CORPORATION
                              2092 CONCOURSE DRIVE
                           SAN JOSE, CALIFORNIA 95131

                            PROXY STATEMENT FOR 1997
                         ANNUAL MEETING OF STOCKHOLDERS

         The enclosed Proxy is solicited on behalf of the Board of Directors of Micro Linear Corporation (the "Company") for use at the Annual Meeting of Stockholders to be held on Wednesday, May 28, 1997, at 10:00 a.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the offices of Wilson Sonsini Goodrich & Rosati, P.C., 650 Page Mill Road, Palo Alto, California, legal counsel to the Company.

         The proxy solicitation materials were mailed on or about April 28, 1997 to all stockholders of record on April 11, 1997.


                 INFORMATION CONCERNING SOLICITATION AND VOTING

REVOCABILITY OF PROXIES

         Any proxy given pursuant to this solicitation may be revoked by the person giving it any time before its use by delivering to the Secretary of the Company at the above address of the Company, written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

RECORD DATE AND VOTING SECURITIES

         Stockholders of record at the close of business on April 11, 1997 are entitled to notice of the meeting and to vote at the meeting. At the record date, 11,727,058 shares of the Company's Common Stock, $0.001 par value per share, were issued, outstanding and eligible to be voted at the meeting.

VOTING AND SOLICITATION

         Proxies properly executed, duly returned to the Company and not revoked, will be voted in accordance with the specifications made. Where no specifications are given, such proxies will be voted as the management of the Company may propose. If any matter not described in this Proxy Statement is properly presented for action at the meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote according to their best judgment.

         Each stockholder is entitled to one vote for each share of Common Stock on all matters presented at the meeting. The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST," "WITHHELD" or "ABSTAIN" are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the "Votes Cast") with respect to such matter. Abstentions will have the same effect as a vote against a proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but such non-votes will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which a broker has expressly not voted. Thus, a broker non- vote will not affect the outcome of the voting on a proposal.

         The cost of soliciting proxies will be borne by the Company. The Company intends to retain the services of Morrow & Co., at a cost of approximately $6,500 plus expenses, in connection with the solicitation of proxies hereunder. The Company may also reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers, and employees, without additional compensation, personally or by telephone or telegram.

STOCKHOLDER PROPOSALS

         Stockholders of the Company may submit proposals which they believe should be voted upon at the Annual Meeting or nominate persons for election to the Board of Directors. In accordance with the Company's Bylaws, any such proposal or nomination must be submitted in writing to the Secretary of the Company not less than 120 days prior to the first anniversary of the preceding year's Annual Meeting of stockholders. This submission must include certain specified information concerning the proposal or nominee, as the case may be, and information as to the proponent's ownership of Common Stock of the Company. Proposals or nominations not meeting these requirements will not be entertained at the Annual Meeting. The Secretary should be contacted in writing at the address on the first page of this Proxy Statement to make any submission or to obtain additional information as to the proper form and content of submissions.

         Pursuant to applicable rules under the Securities Exchange Act of 1934, some stockholder proposals may be eligible for inclusion in the Company's 1998 Proxy Statement. Any such stockholder proposals must be submitted in writing to the Secretary of the Company no later than December 26, 1997. Stockholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regards to the detailed requirements of such securities rules.


                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

NOMINEES

         A board of four directors is to be elected at the Annual Meeting of Stockholders. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's four nominees named below, all of whom are presently directors of the Company. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for the nominee designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting or until a successor has been elected and qualified.

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

         The four candidates receiving the highest number of "FOR" votes shall be elected to the Company's Board of Directors. An abstention will have the same effect as a vote withheld for the election of directors.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE NOMINEES LISTED BELOW:



                NAME                      AGE              PRINCIPAL OCCUPATION
                ----                      ---              --------------------
Arthur B. Stabenow  . . . . . . . . . .    58   Chairman of the Board of Directors, President and
                                                Chief Executive Officer of the Company
Roger A. Smullen  . . . . . . . . . . .    60   Chairman of the Board of Directors of Applied Micro
                                                Circuits  Corporation
Jeffrey D. West . . . . . . . . . . . .    47   Operates Miramar Ventures
Joseph D. Rizzi . . . . . . . . . . . .    54   General Partner, Matrix Partners

         Except as set forth below, each nominee has been engaged in his principal occupation described above during the past five years. There is no family relationship among any directors or executive officers of the Company.

         Mr. Stabenow has served as Chief Executive Officer and a director of the Company since April 1986 and has served as Chairman of the Board since August 1989. He also served as President of the Company from April 1986 to January 1996 and has served in such capacity since May 1996. Mr. Stabenow has over 35 years of experience in the semiconductor industry. From January 1979 to March 1986, Mr. Stabenow was employed as a Vice President and General Manager at National Semiconductor Corporation. Mr. Stabenow received his M.B.A. degree at the University of New Haven. Mr. Stabenow also serves as a member of the board of directors of Zoran Corporation, a semiconductor manufacturer.

         Mr. Smullen has been a director of the Company since April 1986.
Since August 1989, Mr. Smullen has been Chairman of the Board of Applied Micro Circuits Corporation ("AMCC"), a manufacturer of integrated circuits. From September 1994 to December 1995, Mr. Smullen was President and Chief Executive Officer of Advance Systems Products, Inc. ("AdvanSys"), a provider of computer add-in cards. From March 1988 to June 1990, Mr. Smullen was President and Chief Executive Officer of Plus Logic Corporation, a semiconductor manufacturer, and from 1983 to 1987, was Chief Executive Officer of AMCC.

         Mr. West has been a director of the Company since October 1983. Since 1986, Mr. West has operated Miramar Ventures, a private consulting firm. Prior to 1986, Mr. West was a general partner of Oak Investment Partners, a venture capital investment firm.

         Mr. Rizzi has been a director of the Company since January 1997. Since March 1986 Mr. Rizzi has served as a general partner of Matrix Partners, a venture capital firm, Mr. Rizzi also serves as a member of the board of directors of Veritas Software Corp., a developer of storage management software, Sandisk Corporation, a manufacturer of data, image and audio storage products, and Overland Data, Inc., a developer of magnetic tape data storage systems.

BOARD MEETINGS AND COMMITTEES

         The Board of Directors of the Company held seven meetings during fiscal 1996.

         The Audit Committee, which in fiscal 1996 consisted of Mr. West and Messrs. Frederick R. Adler and Gill Cogan, former directors of the Company, held five meetings during fiscal 1996. The Audit Committee, which currently consists of Messrs. West and Smullen, reviews the financial statements and the internal financial reporting system and controls of the Company with the Company's management and independent auditors, recommends resolutions for any dispute between the Company's management and its auditors, and reviews other matters relating to the relationship of the Company with its auditors.

         The Compensation Committee, which in fiscal 1996 consisted of Messrs. Smullen, Adler and Cogan, held four meetings during fiscal 1996. The Compensation Committee, which currently consists of Messrs. Smullen and West, makes recommendations to the Board of Directors regarding the Company's executive compensation policies and administers the Company's stock option plans and employee stock purchase plan.

         The Board of Directors has a Stock Option Approval Committee, currently consisting of Mr. Stabenow, which has the authority to grant options under the Company's 1991 Stock Option Plan to eligible persons who are not subject to liability under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee may not grant an option to purchase more than 30,000 shares of Common Stock to any one person.

         The Board of Directors currently has no nominating committee or committee performing a similar function.

         Each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during fiscal 1996 and (ii) the total number of meetings held by all committees of the Board of Directors during fiscal 1996 on which such director served.

COMPENSATION OF DIRECTORS

         Directors receive no cash remuneration for serving on the Board of Directors. Non-employee directors participate in Company's 1994 Director Option Plan (the "Director Plan"). Under the Director Plan, prior to certain amendments of the Director Plan in April 1997, each non- employee director who joined the Board was automatically granted a nonstatutory option to purchase 8,000 shares of Common Stock on the date upon which such person first became a director (the "Initial Grant"). In addition, each non-employee director automatically received a nonstatutory option to purchase 4,800 shares of Common Stock upon such director's annual reelection to the Board, provided the director has been a member of the Board for at least six (6) months upon the date of reelection (the "Annual Grant"). The exercise price of each option granted under the Director Plan must be equal to the fair market value of the Common Stock on the date of grant. The Initial Grant vests at the rate of twenty-five percent (25%) of the option shares upon the first and second anniversaries of the date of grant and 1/48th of the option shares per month thereafter and the Annual Grant vests monthly over a twelve (12) month period. Options granted under the Director Plan have a term of ten (10) years unless terminated sooner, whether upon termination of the optionee's status as a director or otherwise pursuant to the Director Plan. In May 1996, Messrs. Smullen and West were each granted an option to purchase 4,800 shares of Common Stock under the Director Plan at an exercise price of $11.125 per share. In April 1997, the Board of Directors amended the Director Plan to increase the Initial Grant to 10,000 shares and the Annual Grant to 7,000 shares.


                                  PROPOSAL TWO

                APPROVAL OF AMENDMENT TO 1991 STOCK OPTION PLAN

         The Company's Board of Directors and stockholders have previously adopted and approved the Company's 1991 Stock Option Plan (the "Option Plan"). A total of 3,030,000 shares of Common Stock are presently reserved for issuance under the Option Plan. In April 1997, the Board of Directors approved an amendment to the Option Plan, subject to stockholder approval, to increase the shares reserved for issuance thereunder by 834,000 shares, bringing the total number of shares issuable under the Option Plan to 3,864,000 shares.

         As of April 11, 1997, 189,506 shares were available for future
issuance under the Option Plan.   Since April 15, 1996, the Company has
repurchased in the public market 834,000 outstanding shares of the Company's Common Stock for an aggregate of approximately $8.1 million. The repurchase program was originally undertaken in light of a reduction in the trading price for the Company's Common Stock and to provide an overall benefit to the Company's stockholders. If the stockholders approve the proposed amendment to the Option Plan at the Annual Meeting, the Company intends to allocate all of the 834,000 shares of Common Stock that it has repurchased under such program from its treasury stock to the pool of authorized and reserved shares for issuance under the Option Plan.

         At the Annual Meeting, the stockholders are being requested to consider and approve the proposed amendment to the Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 834,000 shares, bringing the total number of shares issuable under the Option Plan to 3,864,000 shares. The Board believes that the amendment will enable the Company to continue its policy of widespread employee stock ownership as a means to motivate high levels of performance and to recognize key employee accomplishments.

         Options granted under the Option Plan are intended to meet the requirements of being performance-based within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Option Plan provides that no employee shall be granted, in any fiscal year of the Company, options to purchase more than 250,000 shares of Common Stock. For a description of the principal features of the Option Plan, see "Appendix A--Description of 1991 Stock Option Plan."

         The Company also has a 1983 Incentive Stock Option Plan (the "1983 Option Plan"). The 1983 Option Plan terminated in accordance with its terms in 1993 and no further options may be granted under such plan.

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

         The approval of the amendment to the Option Plan requires the affirmative vote of a majority of the Votes Cast on the proposal at the Annual Meeting. An abstention will have the same effect as a vote against the proposal.

         THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE AMENDMENT OF THE OPTION PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER.


                                 PROPOSAL THREE

                APPROVAL OF A TWO YEAR AUTOMATIC ANNUAL INCREASE
                IN SHARES RESERVED UNDER 1991 STOCK OPTION PLAN

         The Board of Directors approved an amendment to the Option Plan in March 1997, subject to stockholder approval, pursuant to which the number of shares of Common Stock reserved for issuance under the Option Plan will automatically increase on January 1, 1998 and January 1, 1999 by a number of shares equal to the lesser of (i) four percent (4%) of the "Fully Diluted Shares," as defined below, on such dates, or (ii) 750,000 shares. As of April 11, 1997, four percent (4%) of the Company's Fully Diluted Shares was approximately 582,100 shares. The number of Fully Diluted Shares equals the number of shares of Common Stock outstanding, assuming conversion of all securities or other instruments convertible into Common Stock and exercise of all options, warrants and other instruments exercisable for Preferred Stock or Common Stock. All of the increased shares will be eligible for issuance as incentive stock options or nonstatutory options.

         At the Annual Meeting, the stockholders are being requested to consider and approve the proposed amendment to the Option Plan to provide for an annual increase in the number of shares reserved for issuance thereunder. Such annual increases will only occur on January 1, 1998 and January 1, 1999. The Board believes that the amendment will enable the Company to continue attracting and retaining employees by maintaining its policy of widespread employee stock ownership. The proposed size of the automatic increases is based on an estimate that the Company will continue to issue shares under the Option Plan at rates approximating historical levels. The Board believes that the automatic annual increase mechanism is in the best interests of the Company and will enable the Company to provide an adequate reserve of shares for issuance under the Option Plan without the need for stockholder approval for such increases at each annual meeting.

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

         The approval of the amendment to the Option Plan requires the affirmative vote of a majority of the Votes Cast on the proposal at the Annual Meeting. An abstention will have the same effect as a vote against the proposal.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE AMENDMENT OF THE OPTION PLAN TO PROVIDE FOR A TWO YEAR AUTOMATIC ANNUAL INCREASE IN THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER.


                                 PROPOSAL FOUR

           APPROVAL OF AMENDMENT TO 1994 EMPLOYEE STOCK PURCHASE PLAN

         The Company's Board of Directors and stockholders have previously adopted and approved the Company's 1994 Employee Stock Purchase Plan (the "Purchase Plan"). A total of 280,000 shares of Common Stock have been authorized for issuance under the Purchase Plan. In April 1997 the Board of Directors approved an amendment to the Purchase Plan, subject to stockholder approval, to increase the shares reserved for issuance thereunder by 175,000 shares, bringing the total number of shares issuable under the Purchase Plan to 455,000. As of April 11, 1997, 203,234 shares of Common Stock had been issued pursuant to the Purchase Plan and 76,766 shares of Common Stock remained eligible for issuance thereunder.

         At the Annual Meeting, the stockholders are being requested to consider and approve the proposed amendment to the Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 175,000 shares, bringing the total number of shares issuable under the Purchase Plan to 455,000. Employee participation in the Purchase Plan has been broad-based, with approximately 70% of the Company's eligible employees participating in the purchase period which began in December 1996. The Board believes that the amendment will enable the Company to continue its policy of widespread employee stock ownership as a means to motivate high levels of performance. For a description of the principal features of the Purchase Plan, see "Appendix B -- Description of 1994 Employee Stock Purchase Plan."

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

         The approval of the amendment to the Purchase Plan requires the affirmative vote of a majority of the Votes Cast on the proposal at the Annual Meeting. An abstention will have the same effect as a vote against the proposal.

         THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE AMENDMENT OF THE PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER.

                                 PROPOSAL FIVE

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors has selected Price Waterhouse, LLP, independent auditors, to audit the financial statements of the Company for the 1997 fiscal year. This nomination is being presented to the stockholders for ratification at the meeting. Price Waterhouse has served as the Company's independent auditors since March 1997. Ernst & Young LLP had served as the Company's independent auditors from the Company's inception until the Board of Directors' decision to engage Price Waterhouse in March 1997. A representative of Price Waterhouse is expected to be present at the meeting, will have the opportunity to make a statement, and is expected to be available to respond to appropriate questions.

         The report of Ernst & Young LLP on the Company's financial statements for fiscal years 1995 and 1996 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal years and during the subsequent interim period ending March 28, 1997, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, nor did Ernst & Young advise the Company of any concern or circumstance relating to any such matter. In addition, the Company has had no dispute with Ernst & Young relating to its fees for services. The change in accountants was approved by the Board of Directors. During fiscal years 1995 and 1996 and through March 28, 1997, the Company did not consult with Price Waterhouse, LLP on any accounting or financial reporting matters.

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

         The affirmative vote of a majority of the Votes Cast on the proposal at the Annual Meeting is required to ratify the Board's selection. If the stockholders reject the nomination, the Board will reconsider its selection.

         THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRICE WATERHOUSE, LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE 1997 FISCAL YEAR.

                             ADDITIONAL INFORMATION

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

         The following table sets forth the beneficial ownership of the Company's Common Stock as of April 11, 1997 (i) by each director of the Company, (ii) by the Company's Chief Executive Officer and the four other most highly compensated executive officers of the Company for fiscal year 1996 (such officers are collectively referred to as the "Named Executive Officers"), (iii) by persons known by the Company to be the beneficial owners of more than 5% of the Company's Common Stock and (iv) by all current directors and executive officers as a group:

                                                                            NUMBER       PERCENT
                        NAME                                               OF SHARES     OF TOTAL
                        ----                                               ---------     --------
Galleon Advisors, L.L.C.  . . . . . . . . . . . . . . . . . . . . .          917,900       7.8%
  Raj Rajaratnam
  135 East 57th Street
  New York, NY  10022
Arthur B. Stabenow(2) . . . . . . . . . . . . . . . . . . . . . . .          908,574       7.7
  2092 Concourse Drive
  San Jose, California  95131
Paul E. Standish(3) . . . . . . . . . . . . . . . . . . . . . . . .          255,131       2.1
Martin Levy(4)  . . . . . . . . . . . . . . . . . . . . . . . . . .          171,164       1.4
J. Philip Russell(5)  . . . . . . . . . . . . . . . . . . . . . . .          144,815       1.2
Chris Ladas(6)  . . . . . . . . . . . . . . . . . . . . . . . . . .          121,493       1.0
Jeffrey D. West(7)  . . . . . . . . . . . . . . . . . . . . . . . .           88,448        *
Roger A. Smullen(8) . . . . . . . . . . . . . . . . . . . . . . . .           52,800        *
Joseph D. Rizzi   . . . . . . . . . . . . . . . . . . . . . . . . .           16,600        *
All officers and directors as a group (11 persons) (9)  . . . . . .        2,186,596      17.9%

-------------------------
Less than 1%

(1) Based solely on information contained in a Schedule 13D filed with the Securities and Exchange Commission on February 27, 1997. Includes 388,950 shares held by Galleon Partners, L.P. (the "Domestic Fund"), 311,160 shares held by Galleon International Fund, Ltd. (the "Offshore Fund"), 140,000 shares held by Polaris Prime Technology, L.P. ("Polaris"), and 77,790 shares held by Galleon Omni Fund Ltd. (the "Omni Fund"). Mr. Rajaratnam is the managing member of Galleon Advisors, L.L.C., the general partner of the Domestic Fund. Mr. Rajaratnam is the managing member of Galleon Management, L.L.C., the general partner of Galleon Management, L.P., which serves as the investment advisor to each of the Offshore Fund, Polaris and the Omni Fund.

(2) Includes 111,250 shares issuable upon the exercise of options to purchase Common Stock which are exercisable within 60 days of April 11, 1997. Also includes 1,300 shares held by Mr. Stabenow's wife.

(3) Includes 161,000 shares issuable upon the exercise of options to purchase Common Stock which are exercisable within 60 days of April 11, 1997.

(4) Includes 86,250 shares issuable upon the exercise of options to purchase Common Stock which are exercisable within 60 days of April 11, 1997.

(5) Includes 35,000 shares issuable upon the exercise of options to purchase Common Stock which are exercisable within 60 days of April 11, 1997.

(6) Includes 15,000 shares issuable upon the exercise of options to purchase Common Stock which are exercisable within 60 days of April 11, 1997.

(7) Includes 14,400 shares issuable upon the exercise of options to purchase Common Stock which are exercisable within 60 days of April 11, 1997.

(8) Includes 14,400 shares issuable upon the exercise of options to purchase Common Stock which are exercisable within 60 days of April 11, 1997.

(9) Includes 468,188 shares issuable upon the exercise of options to purchase Common Stock which are exercisable within 60 days of April 11, 1997.

                       COMPENSATION OF EXECUTIVE OFFICERS

         The following table sets forth information concerning compensation paid to the Named Executive Officers during the Company's last three fiscal years.

SUMMARY COMPENSATION TABLE

                                                                          LONG-TERM
                                                                         COMPENSATION
                                           ANNUAL COMPENSATION(1)       -------------
                                      ------------------------------     STOCK OPTION
                                      FISCAL                               GRANTS         ALL OTHER
    NAME AND PRINCIPAL POSITION        YEAR     SALARY       BONUS      (# OF SHARES)   COMPENSATION(2)
    ---------------------------       ------    ------      --------    -------------   ---------------
Arthur B. Stabenow  . . . . . . . .    1996    $330,006     $137,445        60,000           $72,823
  Chief Executive Officer              1995     310,442      104,000        60,000            11,132
                                       1994     285,931      572,548(3)     80,000            10,597

Chris Ladas . . . . . . . . . . . .    1996     192,315      $20,680        20,000            10,141
  Vice President, Operations (4)

Paul E. Standish  . . . . . . . . .    1996     185,007       30,290        20,000             6,151
  Vice President, Marketing and        1995     163,536       25,875        20,000             5,012
    Applications                       1994     153,857       14,765        40,000             3,217

J. Philip Russell . . . . . . . . .    1996     174,999       25,300        20,000             6,311
  Vice President, Finance and          1995     152,744       21,000        20,000             6,013
    Administration                     1994     140,462       12,350        20,000             4,243

Martin Levy . . . . . . . . . . . .    1996     159,999       38,205        20,000             3,283
   Vice President, Sales(5)            1995     136,551       42,000        20,000             2,585
                                       1994      99,233       30,000       100,000             2,471

-------------------
(1) Excludes certain perquisites and other amounts which in the aggregate do not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for each such executive officer.

(2) Represents premiums paid by the Company for long term disability insurance and life insurance for each of the Named Executive Officers and tax return preparation fees for certain Named Executive Officers. Also includes, with respect to Mr. Stabenow, reimbursement of approximately $53,000 for certain personal travel expenses.

(3) Mr. Stabenow received a one-time, extraordinary cash bonus in the amount of $533,548 pursuant to an executive bonus agreement entered into in April 1994 in connection with the successful repositioning of the Company's product offerings.

(4)  Mr.  Ladas joined the Company in January 1996.

(5)  Mr. Levy joined the Company in February 1994.

OPTION INFORMATION

         The following tables set forth information regarding stock options granted to the Named Executive Officers during fiscal 1996, as well as options held by such officers as of December 29, 1996, the last day of the Company's 1996 fiscal year.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                           POTENTIAL REALIZABLE
                                                                                         VALUES AT ASSUMED ANNUAL
                                                                                           RATES OF STOCK PRICE
                                                  INDIVIDUAL GRANTS(1)                    APPRECIATION (THROUGH
                                     ------------------------------------------------      EXPIRATION DATE)(2)
                                                 % OF TOTAL     EXERCISE                 ------------------------
                                     OPTION        OPTIONS       PRICE     EXPIRATION         5%           10%
              NAME                   GRANTS        GRANTED       ($/SH)       DATE         PER YEAR      PER YEAR
-------------------------------      ------      ----------     --------   ----------      --------      --------
Arthur B. Stabenow  . . . . . .      60,000          10.1%        $6.375     7/24/06       $240,552      $609,606
Chris Ladas . . . . . . . . . .      20,000           3.4          6.375     7/24/06         80,185       203,202
Paul E. Standish  . . . . . . .      20,000           3.4          6.375     7/24/06         80,185       203,202
J. Philip Russell . . . . . . .      20,000           3.4          6.375     7/24/06         80,185       203,202
Martin Levy . . . . . . . . . .      20,000           3.4          6.375     7/24/06         80,185       203,202

------------------
(1) All options were granted under the Option Plan and are subject to the terms of such plan. See "Appendix A--Description of the 1991 Stock Option Plan." Options vest cumulatively to the extent of 25% of the shares subject to the option on the first anniversary of the date of grant, an additional 25% of the shares subject to the option on the second anniversary of the date of grant, and an additional 1/48th of the shares subject to the option at the end of each one-month period thereafter.

(2) The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and are not an estimate or projection of future prices for the Company's Common Stock.


     OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                                  NUMBER OF                   VALUE OF
                                                             UNEXERCISED OPTIONS         UNEXERCISED OPTIONS
                                                             AT FISCAL YEAR END         AT FISCAL YEAR END(1)
                                   SHARES       VALUE       ---------------------       ---------------------
          NAME                   EXERCISED    REALIZED      VESTED       UNVESTED       VESTED        UNVESTED
-----------------------------    ---------    --------      -------      --------      --------       --------
Arthur B. Stabenow(2) . . . .      48,000     $391,488       95,000       105,000      $486,000       $105,000
Chris Ladas . . . . . . . . .        --          --            --          80,000        --             83,720
Paul E. Standish  . . . . . .        --          --         148,000        72,000       999,000        267,240
J. Philip Russell . . . . . .      30,000      225,000       26,000        54,000       175,500        145,740
Martin Levy . . . . . . . . .        --          --          68,750        71,250       464,062        262,177

-----------------
(1) Represents the difference between the exercise price of the options and the closing price of the Company's Common Stock on December 27, 1996 of $8.125 per share.

(2) In January 1996, the Board of Directors approved the vesting of all of Mr. Stabenow's unvested shares underlying stock options granted to him prior to January 1, 1995. The information in the table reflects this additional vesting.

TEN YEAR OPTION REPRICINGS

         The following table sets forth certain information with respect to the Company's exchange of outstanding options with certain of its officers in January 1996. For further information with respect to such option exchanges, see "Report of the Compensation Committee of the Board of Directors."

                                                                                                       LENGTH OF
                                                                                                        ORIGINAL
                                              NUMBER OF        MARKET                                  OPTIONTERM
                                              SECURITIES        PRICE       EXERCISE                   REMAINING
                                              UNDERLYING     OF STOCK AT    PRICE AT        NEW        AT DATE OF
                                               OPTIONS         TIME OF       TIME OF      EXERCISE      REPRICING
            NAME                 DATE          REPRICED       REPRICING     REPRICING      PRICE       (IN YEARS)
 -----------------------        -------       ----------      ---------     ---------     --------     ----------
 Chris Ladas                    1/22/96         60,000         $7.313        $9.125        $7.313           9
   Vice President,
 Operations
 Paul E. Standish               1/22/96         20,000          7.313        11.125         7.313           9
   Vice President,
 Marketing
   and Applications

 J. Philip Russell              1/22/96         20,000          7.313         9.125         7.313           9
   Vice President, Finance
 and
   Administration
 Martin Levy                    1/22/96         20,000          7.313        11.125         7.313           9
   Vice President, Sales

 Carlos Laber                   1/22/96         70,000          7.313        11.643(1)      7.313           9
   Vice President,
 Engineering
 Ray Reed                       1/22/96         60,000          7.313         9.125         7.313          10
   Vice President,
 Business
   Development

----------------------
(1) Represents the weighted average exercise price of options to purchase 30,000 shares and 40,000 shares of the Company's Common Stock.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee of the Board of Directors currently consists of Messrs. Smullen and West, neither of whom is an officer or employee of the Company. No member of the Compensation Committee or executive officer of the Company has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

         The members of the Compensation Committee of the Board of Directors are Messrs. Smullen and West, each of whom is a non-employee director. During fiscal 1996, the Compensation Committee consisted of Mr. West and Messrs. Gill Cogan and Frederick R. Adler, former members of the Board of Directors. Messrs. Cogan and Adler resigned as members of the Board of Directors in October 1996 and January 1997, respectively.

         The Compensation Committee sets, reviews and administers the executive compensation program of the Company. The role of the Compensation Committee is to establish and recommend salaries and other compensation paid to executive officers of the Company and to administer the Company's stock option plans and employee stock purchase plan. The Company's Board of Directors reviews and approves all stock option grants to employees (other than grants made by the Stock Option Approval Committee) and all executive officer base salaries and any cash bonus payments to the Chief Executive Officer.

         Compensation Philosophy. The Company's compensation philosophy is that cash compensation must (a) be competitive with other semiconductor companies of comparable size in order to help motivate and retain existing staff and (b) provide a strong incentive to achieve specific Company goals. The Company believes that the use of stock options as a long-term incentive links the interests of the employees to that of the stockholders and motivates key employees to stay with the Company to a degree that is critical to the Company's long-term success.

         Components of Executive Compensation. The principal cash components of executive compensation are base salary and cash bonuses. The equity component consists of stock options.

         Base salary is set for executives commensurate with each officer's level of responsibility and within the parameters of companies of comparable size within the Company's industry. The Compensation Committee conducts an annual survey of companies in the Company's industry to determine whether the Company's executive base compensation is within the competitive range. In 1996, the Compensation Committee determined that executive officer salaries should be reviewed on a calendar-year basis. During 1996, executive officer base monthly salaries were increased by approximately 9.0% to 14.0% compared to base monthly salaries for the second half of fiscal 1995. The base monthly salary for the Chief Executive Officer was raised approximately 1.2% during fiscal 1996 compared to the second half of fiscal 1995. The Chief Executive Officer's aggregate base compensation in fiscal 1996 was $330,000.

         It is the policy of the Company that variable, at-risk bonus compensation should comprise a meaningful portion of the annual executive compensation and should be determined by the performance of each executive officer, based on stated individual goals and the overall earnings performance of the Company. For each executive officer, a target bonus award is established each fiscal quarter. The actual bonus award for executive officers, other than Mr. Stabenow, is determined by the Chief Executive Officer, with review by the Compensation Committee, and paid quarterly. For Mr. Stabenow, the actual bonus payment is determined by the Compensation Committee, and paid on a semi-annual basis. During fiscal 1996, the target quarterly bonus for executive officers ranged from $7,500 to $12,500, and the semi-annual target bonuses for Mr. Stabenow were $75,000 and 125,000 for the first and second halves of fiscal 1996, respectively. For 1996, the amount of annual bonus award paid to the Chief Executive Officer was $137,445.

         Stock options are generally granted when an executive joins the Company and on an annual basis thereafter. The options granted to each executive vest over a four or five year period. In addition to the stock option program, executives are eligible to participate in the Purchase Plan pursuant to which stock may be purchased at 85% of the lower of the fair market value at the beginning and end of each offering period (with the amount of deduction equal to up to a maximum of 10% of salary).

         In January 1996, the Company's Board of Directors approved an option exchange program whereby all employees, except for Mr. Stabenow, that held options with exercise prices in excess of $7.313 per share were offered the opportunity to exchange such options for new options at $7.313 per share, which was the fair market value of the Common Stock on the date of the exchange program. In order to participate in the option exchange program, employees were required to restart the vesting period for their options such that the vesting commencement date would be January 23, 1996. The Board undertook this action in light of the then recent reduction in the trading price of the Company's Common Stock and in consideration of the importance to the Company of retaining its employees by offering them appropriate equity incentives. The Board also considered the highly competitive environment for obtaining and retaining qualified employees and the overall benefit to the Company's stockholders from a highly motivated group of employees. In January 1996, the Compensation Committee also approved the acceleration of the vesting of all of Mr. Stabenow's unvested shares underlying stock options granted to him prior to January 1, 1995. The acceleration occurred as of June 29, 1996, and was approved in connection with Mr. Stabenow's estate planning. Since April 15, 1996, the Company has repurchased in the public market 834,000 outstanding shares of the Company's Common Stock for an aggregate of approximately $8.1 million. The repurchase program was originally undertaken in light of a reduction in the trading price for the Company's Common Stock and to provide an overall benefit to the Company's stockholders.

         Other elements of executive compensation include a supplemental life insurance program, supplemental long-term disability insurance, Company-wide medical benefits and the ability to defer compensation pursuant to a 401(k) plan. The Company matches annual contributions under the 401(k) plan up to a maximum of $1,040.

         The Company's Chief Executive Officer does not receive any other special or additional compensation other than as described herein or in the Summary Compensation Table.

         The Compensation Committee has considered the impact of Section 162(m) of the Code, and the regulations promulgated thereunder (the "Section"). The Section disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1 million in any taxable year for any of the Named Executive Officers, unless such compensation is performance-based. Since the cash compensation of each of the Named Executive Officers is below the $1 million threshold and the Compensation Committee believes that any options granted under the Option Plan will meet the requirements of being performance-based, the Compensation Committee believes that the Section to date has not reduced and in the future will not reduce the tax deduction available to the Company. The Company's policy is to qualify, to the extent reasonable, its executive officers' compensation for deductibility under applicable tax laws. However, the Compensation Committee believes that its primary responsibility is to provide a compensation program that will attract, retain and reward the executive talent necessary to the Company's success. Consequently, the Compensation Committee recognizes that the loss of a tax deduction could be necessary in some circumstances.


                                Compensation Committee of the Board of Directors


                                Roger A. Smullen
                                Jeffrey D. West

COMPARISON OF TOTAL CUMULATIVE STOCKHOLDER RETURN

         The following graph sets forth the Company's total cumulative stockholder return as compared to the Standard & Poor's 500 Index and the Standard & Poor's Semiconductor Index for the period October 13, 1994 (the date of the Company's initial public offering) through December 27, 1996. Total stockholder return assumes $100 invested at the beginning of the period in the Common Stock of the Company, the stocks represented in the Standard & Poor's 500 Index and the stocks represented in the Standard & Poor's Semiconductor Index, respectively. Total return also assumes reinvestment of dividends; the Company has paid no dividends on its Common Stock. Historical stock price performance should not be relied upon as indicative of future stock price performance.

                    COMPARISON OF CUMULATIVE TOTAL RETURNS


                                     [GRAPH]

SECTION 16(A) REPORTING DELINQUENCIES

         Based solely on its review of copies of filings under Section 16(a) of the Exchange Act, received by it, or written representations from certain reporting persons, the Company believes that during fiscal 1996 all Section 16 filing requirements were met with the exception of the late filing of a Form 3 by Robert Whelton, the Company's Executive Vice President.


                                 OTHER MATTERS

         The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors of the Company may recommend.


                                       THE BOARD OF DIRECTORS


San Jose, California
April 28, 1997

                                   APPENDIX A

                   DESCRIPTION OF THE 1991 STOCK OPTION PLAN

         General. The Company's 1991 Stock Option Plan (the "Option Plan") was adopted by the Board of Directors in May 1991 and approved by the stockholders in May 1991. The Option Plan authorizes the Board, or one or more committees which the Board may appoint from among its members (the "Committee"), to grant stock options or stock purchase rights. Prior to the proposed amendment to the Option Plan to be voted on at the Annual Meeting, a total of 3,030,000 shares of Common Stock has been reserved for issuance under the Option Plan. Options granted under the Option Plan may be either "incentive stock options" as defined in Section 422 of the Code, or nonstatutory stock options, as determined by the Board or the Committee.

         Purpose. The general purpose of the Option Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants and to promote the success of the Company's business.

         Administration. The Option Plan may be administered by the Board or the Committee (collectively the "Administrator"). Subject to the other provisions of the Option Plan, the Administrator has the authority to take any actions deemed necessary or advisable for the administration of the Plan, including: (i) interpret the plan and apply its provisions; (ii) prescribe, amend or rescind rules and regulations relating to the plan; (iii) select the persons to whom options are to be granted; (iv) determine the number of shares to be made subject to each option; (v) determine whether and to what extent options are to be granted; (vi) prescribe the terms and conditions of each option (including the exercise price, whether an option will be classified as an incentive stock option or a nonstatutory option and the provisions of the stock option or stock purchase agreement to be entered into between the Company and the grantee); (vii) amend any outstanding option subject to applicable legal restrictions; (viii) authorize any person to execute, on behalf of the Company, any instrument required to effect the grant of an option and (ix) allow for tax withholding of shares. All decisions, interpretations and other actions of the Administrator shall be final and binding on all holders of options and on all persons deriving their rights therefrom.

         Eligibility. The Option Plan provides that options and stock purchase rights may be granted to the Company's Employees and Consultants (as such terms are defined in the Option Plan). Incentive stock options may be granted only to Employees. Any optionee who owns more than 10% of the combined voting power of all classes of outstanding stock of the Company (a "10% Stockholder") is not eligible for the grant of an incentive stock option unless the exercise price of the option is at least 110% of the fair market value of the Common Stock on the date of grant and the term is for not longer than five years.

         Terms and Conditions of Options. Each option granted under the Option Plan is evidenced by a written stock option agreement between the optionee and the Company and is subject to the following terms and conditions:

         (a) Exercise Price. The Administrator determines the exercise price of options to purchase shares of Common Stock at the time the options are granted. However, excluding options issued to 10% Stockholders, the exercise price under an incentive stock option must not be less than 100% of the fair market value of the Common Stock on the date the option is granted. Generally, the fair market value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the Nasdaq National Market on the last market trading day prior to the date of determination.

         (b) Form of Consideration. The means of payment for shares issued upon exercise of an option is specified in each option agreement and generally may be made by cash, check, promissory note, other shares of Common Stock of the Company owned by the optionee, delivery of an exercise notice together with irrevocable instructions to a broker to deliver the exercise price to the Company from the sale or loan proceeds, reduction in the amount of any Company liability to the optionee. or by a combination thereof.

         (c) Exercise of the Option. Each stock option agreement will specify the term of the option and the date when the option is to become exercisable. However, in no event shall an option granted under the Option Plan be exercised more than ten ( 10) years after the date of grant. Moreover, in the case of an incentive stock option granted to a 10% Stockholder, the term of the option shall be for no more than five (5) years from the date of grant.

         (d) Termination of Employment. If an optionee's status as an employee or consultant terminates for any reason (other than death or permanent disability), the optionee may exercise his or her option, but only within such period of time as is determined by the Administrator at the time of grant (such period not to exceed ninety (90) days in the case of an Incentive Stock Option) from the date of such termination, and only to the extent that the optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such option as set forth in the option agreement). To the extent that the optionee was not entitled to exercise an option at the date of such termination, and to the extent that the optionee does not exercise such option (to the extent otherwise so entitled) within the time permitted, the option shall terminate.

         (e) Death; Permanent Disability. If an employee is unable to continue employment with the Company as a result of death or permanent and total disability (as defined in the Code), then all options held by such optionee under the Option Plan shall expire upon the earlier of (i) twelve (12) months after the date of termination of the optionee's employment or (ii) the expiration date of the option. The optionee or optionee's executor or legal representative (in the case of the optionee's death) may exercise all or part of optionee's option at any time before such expiration to the extent that such option was exercisable at the time of termination of employment.

         (g) Termination of Options. Each stock option agreement will specify the term of the option and the date when all or any installment of the option is to become exercisable. Notwithstanding the foregoing, however, the term of any incentive stock option shall not exceed ten (10) years from the date of grant. No options may be exercised by any person after the expiration of its term.

         (h) Nontransferability of Options. Unless otherwise provided for by the Administrator during an optionee's lifetime, his or her option(s) shall be exercisable only by the optionee and shall not be transferable other than by will or laws of descent and distribution.

         (i) Limitations. If the aggregate fair market value of all shares of Common Stock subject to an optionee's incentive stock option which are exercisable for the first time during any calendar year exceeds $100,000, the excess options shall be treated as nonstatutory options. No employee shall be granted, in any fiscal year of the Company, options and stock purchase rights to purchase more than 250,000 shares of Common Stock.

         Stock Purchase Rights. The Option Plan permits the Company to grant rights to purchase Common Stock either alone or in combination with other awards granted under the Option Plan or in combination with cash awards made outside of the Option Plan. After the Administrator determines that it will offer stock purchase rights under the Option Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer, which shall in no event exceed six (6) months from the date upon which the Administrator made the determination to grant the stock purchase right. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

         Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine.

         Adjustment Upon Change in Capitalization, Change in Control. In the event that the stock of the Company is changed by reason of any stock split, reverse stock split, stock dividend, recapitalization or other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, appropriate proportional adjustments shall be made in the number and class of shares of stock subject to the Option Plan, the number of shares of stock subject to any option or right outstanding under the Option Plan, and the exercise price of any such outstanding option or right. Any such adjustment shall be made upon approval of the Board and, if required, the stockholders of the Company, whose determination shall be conclusive.

         In connection with any merger, consolidation, acquisition of assets or like event involving the Company, each outstanding option and right may be assumed or an equivalent option or right substituted by a successor corporation. If the successor corporation does not assume the options or substitute substantially equivalent options, the Administrator will provide for optionees to have the right to exercise the option or right as to all or a portion of the optioned stock, including shares as to which it would not otherwise be exercisable.

         Amendments, Suspensions and Termination of the Option Plan. The Board may amend, suspend or terminate the Option Plan at any time; provided, however, that stockholder approval is required for any amendment to the extent necessary to comply with Sections 162(m) and 422 of the Code, or any similar rule or statute. In any event, the Option Plan will terminate by its terms in 2001.

         Federal Tax Information for Option Plan. Options granted under the Option Plan may be either "incentive stock options," as defined in Section 422 of the Code, or nonstatutory options.

         An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two (2) years after grant of the option and one (1) year after exercising the option, any gain or loss will be treated as long term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of
the option exercise or (ii) the sale price of the shares.    Any gain or loss
recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% Stockholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

         All options which do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option.
However, upon its exercise, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period. The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

         Stock purchase rights will generally be taxed in the same manner as non-statutory stock options. However, the stock issued upon exercise of a stock purchase right is usually subject to the Company's right to repurchase such stock upon the purchaser's termination of employment with the Company, which right lapses progressively over time. Therefore, at the time of purchase, this restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. As a result, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the date or dates when the stock ceases to be subject to substantial risk of forfeiture. The stock will generally cease to be subject to a substantial risk of forfeiture when it is no longer subject to the Company's right to repurchase the stock (i.e., as it "vests"). At such times, the purchaser will recognize the ordinary income measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture. The ordinary income recognized by a purchaser who is an employee will be treated as wages and will be subject to tax withholding by the Company. Generally, the Company will be entitled to a tax deduction in the amount and at the time the purchaser recognizes ordinary income.

         Notwithstanding the foregoing, a purchaser may accelerate the date of his or her recognition of ordinary income, and the beginning of any capital gain holding period, by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, would be equal to the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period would commence on the purchase date.

         Different rules may apply in the case of purchasers who are subject to
Section 16 of the Securities Exchange Act of 1934, as amended.

         THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE OPTIONEE AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS UNDER THE OPTION PLAN, DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE OPTIONEE'S DEATH OR THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH AN OPTIONEE MAY RESIDE.

         Option Plan Benefits. The Company is unable to predict the amount of benefits that will be received by or allocated to any particular participant under the Option Plan. The following table sets forth the dollar amount and the number of shares granted under the Option Plan during the last fiscal year to (i) each of the Company's Named Executive Officers, (ii) all executive officers as a group, (iii) all non- employee directors as a group and (iv) all employees other than executive officers as a group:

                                     OPTION PLAN BENEFITS TABLE

                                                                         DOLLAR VALUE         NUMBER OF
                          NAME AND POSITION                              OF GRANTS (1)     SHARES GRANTED
                          -----------------                              -------------     --------------
 Arthur B. Stabenow  . . . . . . . . . . . . . . . . . . . . . . . .        $382,500            60,000
   Chief Executive Officer and President
 Chris Ladas . . . . . . . . . . . . . . . . . . . . . . . . . . . .         127,500            20,000
   Vice President, Operations

 Paul E. Standish  . . . . . . . . . . . . . . . . . . . . . . . . .         127,500            20,000
   Vice President, Marketing and Applications
 J. Philip Russell . . . . . . . . . . . . . . . . . . . . . . . . .         127,500            20,000
   Vice President, Finance and Administration
 Martin Levy . . . . . . . . . . . . . . . . . . . . . . . . . . . .         127,500            20,000
   Vice President, Sales
 All executive officers as a group (8 persons) . . . . . . . . . . .       1,847,500           280,000
 All non-employee directors as a group (2 persons) . . . . . . . . .           --                 --

 All employees other than executive officers as a group  . . . . . .       2,235,174           339,360

----------------------
(1) The dollar value of option grants under the Option Plan was computed by multiplying the number of shares subject to the option times the exercise price of the option. All options granted under the Option Plan were granted at an exercise price equal to the fair market value of the Common Stock on the date of grant.

                                   APPENDIX B

              DESCRIPTION OF THE 1994 EMPLOYEE STOCK PURCHASE PLAN

         General. The 1994 Employee Stock Purchase Plan (the "Purchase Plan") was adopted by the Board of Directors in July 1994 and by the stockholders in September 1994. Prior to the proposed amendment to the Purchase Plan to be voted on at the Annual Meeting, a total of 280,000 shares of Common Stock has been reserved for issuance under the Purchase Plan. The purpose of the Purchase Plan is to provide employees with an opportunity to purchase Common Stock of the Company through payroll deductions. The Purchase Plan is implemented by offering periods lasting for six (6) months, with a new offering period commencing every six (6) months.

         Administration. The Purchase Plan may be administered by the Board or a committee appointed by the Board. All questions of interpretation or application of the Purchase Plan are determined by the Board of Directors or its appointed committee, and its decisions are final, conclusive and binding upon all participants.

         Eligibility. Each employee of the Company (including officers), whose customary employment is at least 20 hours per week and at least five (5) months in any calendar year, is eligible to participate in an offering period, subject to certain limitations imposed by both Section 423(b) of the Code and the Purchase Plan, by filing with the Company a subscription agreement authorizing payroll deductions prior to the beginning of each Offering Period (as defined below) unless a later time for filing the subscription agreement has been set by the Board.

         Participation in an Offering. Each offering of Common Stock under the Purchase Plan (an "Offering") is for a period of six (6) months (an "Offering Period"), unless the participant withdraws or terminates employment earlier. The Board may change the duration of the Offering Periods. To participate in the Purchase Plan, each eligible employee must authorize payroll deductions pursuant to the Purchase Plan. Such payroll deductions may not exceed 10% of a participant's compensation. Once an employee becomes a participant in the Purchase Plan, the employee will automatically participate in each successive Offering Period until such time as the employee withdraws from the Purchase Plan or the employee's employment with the Company terminates. At the beginning of each Offering Period, each participant is automatically granted an option to purchase shares of the Company's Common Stock. The option expires at the end of the Offering Period or upon termination of employment, whichever is earlier, but is exercised at the end of each Offering Period to the extent of the payroll deductions accumulated during such Offering Period. The number of shares subject to the option may not exceed a number determined by dividing $12,500 by the fair market value of the Common Stock on the first day of the Offering Period.

         Purchase Price, Shares Purchased. Shares of Common Stock may be purchased under the Purchase Plan at a price not less than 85% of the lesser of the fair market value of the Common Stock on (i) the first day of the Offering Period or (ii) the last day of Offering Period. The "fair market value" of the Common Stock on any relevant date will be the closing price per share as reported on the Nasdaq National Market (or the mean of the closing bid and asked prices, if no sales were reported) as quoted on such exchange or reported in The Wall Street Journal. The number of shares of Common Stock a participant purchases in each Offering Period is determined by dividing the total amount of payroll deductions withheld from the participant's compensation during that Offering Period by the purchase price.

         Termination of Employment. Termination of participant's employment for any reason, including disability or death, or the failure of the participant to remain in the continuous scheduled employ of the Company for at least 20 hours per week, cancels his or her option and participation in the Purchase Plan immediately. In such event, the payroll deductions credited to the participant's account will be returned to him or her or, in the case of death, to the person or persons entitled thereto as provided in the Purchase Plan.

         Adjustment Upon Change in Capitalization, Change in Control. In the event that the stock of the Company is changed by reason of any stock split, reverse stock split, stock dividend, recapitalization or other change in the capital structure of the Company, appropriate proportional adjustments shall be made in the number and class of shares of stock subject to the Purchase Plan, the number and class of shares of stock subject to options outstanding under the Purchase Plan, and the exercise price of any such outstanding options. Any such adjustment shall be made upon approval of the Board, whose determination shall be conclusive. Notwithstanding the above, in connection with any merger, consolidation, acquisition of assets or like occurrence involving the Company, each outstanding option shall be assumed or an equivalent option substituted by a successor corporation if the options are not assumed or substituted for, then the Board shall shorten the Offering Period then in progress.

         Amendment and Termination of Plan. The Board of Directors may at any time terminate or amend the Purchase Plan. The Purchase Plan may be terminated by the Board of Directors at the end of any Offering Period if the Board determines that termination of the Purchase Plan is in the best interests of the Company and its stockholders. No amendment shall be effective unless it is approved by the holders of a majority of the votes cast at a duly held stockholders' meeting, if such amendment would require stockholder approval in order to comply with Section 423 of the Code. The Purchase Plan will terminate by its own terms in 2004.

         Withdrawal. Generally, a participant may withdraw from an Offering Period at any time without affecting his or her eligibility to participate in future Offering Periods. However, once a participant withdraws from a particular offering, that participant may not participate again in the same offering.

         Federal Tax Information for Purchase Plan. The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two (2) years from the first day of the offering period, the participant will recognize ordinary income measured as the lessor of (i) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (ii) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain or any loss will be treated as long-term capital gain or loss. If the shares are sold or otherwise disposed of before the expiration of this two (2) year holding period, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company is not entitled to a deduction for amounts to be taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period described above.

         THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANT AND THE COMPANY WITH RESPECT TO THE SHARES PURCHASED UNDER THE PURCHASE PLAN. REFERENCE SHOULD BE MADE TO THE APPLICABLE PROVISIONS OF THE CODE. IN ADDITION, THE SUMMARY DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT'S DEATH OR THE INCOME TAX LAWS OF ANY STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

         Purchase Plan Benefits. The Company is unable to predict the amount of benefits that will be received by or allocated to any particular participant under the Purchase Plan. The following table sets forth the dollar amount and the number of shares purchased under the Purchase Plan during the last fiscal year to (i) each of the Company's Named Executive Officers, (ii) all executive officers as a group, and (iii) all employees other than executive officers as a group:

                                           PURCHASE PLAN BENEFITS TABLE

                                                                            DOLLAR VALUE
                                                                             OF SHARES             NUMBER OF
                           NAME AND POSITION                               PURCHASED (1)        SHARES PURCHASED
                           -----------------                               -------------        ----------------
 Arthur B. Stabenow  . . . . . . . . . . . . . . . . . . . . . . . .             --                   --
   Chief Executive Officer and President

 Chris Ladas . . . . . . . . . . . . . . . . . . . . . . . . . . . .          $12,130                1,493
   Vice President, Operations

 Paul E. Standish  . . . . . . . . . . . . . . . . . . . . . . . . .           20,876                2,672
   Vice President, Marketing and Applications

 J. Philip Russell . . . . . . . . . . . . . . . . . . . . . . . . .           19,755                2,528
   Vice President, Finance and Administration

 Martin Levy . . . . . . . . . . . . . . . . . . . . . . . . . . . .            4,335                  559
   Vice President, Sales

 All executive officers as a group (8 persons) . . . . . . . . . . .           94,051               11,980

 All employees other than executive officers as a group  . . . . . .          566,054               89,076


--------------------------
(1) The dollar value of shares purchased under the Purchase Plan was computed by multiplying the number of shares purchased times the market price of the Common Stock on the purchase date. In accordance with the terms of the Purchase Plan, the shares of Common Stock were purchased at a price equal to 85% of the lesser of the fair market value of the Common Stock on the first day of the Offering Period or the last day of the Offering Period.

                            Micro Linear Corporation
                                     Proxy
                 Solicited on Behalf of the Board of Directors


        The undersigned hereby appoints Arthur B. Stabenow and J. Philip Russell, jointly and severally, proxies with full power of substitution, to vote all shares of Common Stock of Micor Linear Corporation, a Delaware corporation, which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the offices of Wilson Sonsini Goodrich & Rosati, P.C., 650 Page Mill Road, Palo Alto, California, legal counsel to the Company, on May 28, 1997 at 10:00 a.m., local time, or any adjournment thereof. The proxies are being directed to vote as specified on the reverse side hereof, or, if no specification is made, FOR the election of directors, FOR each proposal to amend the Company's 1991 Stock Option Plan, FOR the proposal to amend the Company's 1994 Employee Stock Purchase Plan, FOR the appointment of Price Waterhouse, LLP as independent auditors and in accordance with their discretion on such other matters that may properly come before the meeting.


                The directors recommend a FOR vote on each item.

                 (Continued and to be signed on reverse side.)

Please mark your votes as this:    /X/


1.  Election of Directors:


      FOR all nominees listed                 WITHHOLD AUTHORITY
       (except as withheld)               to vote for nominees listed

             / /                                     / /

(Instructions: To withhold authority to vote for any individual nominee, strike that nominees's name below.)

Nominees:    Arthur B. Stabenow                Robert A. Smullen
             Joseph D. Rizzi                   Jeffrey D. West



2. Proposal to amend the Company's 1991 Stock Option to increase the number of shares reserved for issuance thereunder by 834,000 shares:

           FOR              AGAINST              ABSTAIN

           / /                / /                  / /


3. Proposal to amend the Company's 1991 Stock Option Plan to provide for a two year annual increase in the number of shares reserved for issuance thereunder on January 1, 1998 and January 1, 1999:

           FOR              AGAINST              ABSTAIN

           / /                / /                  / /

4. Proposal to amend the Company's 1994 Employee Stock Plan to increase the number of shares reserved for issuance thereunder by 175,000 shares:

           FOR              AGAINST              ABSTAIN

           / /                / /                  / /


5. Proposal to ratify the appointment of Price Waterhouse, LLP as independent auditors for the 1997 fiscal year:

           FOR              AGAINST              ABSTAIN

           / /                / /                  / /





                               I plan to attend the Meeting:


                               Dated: _________________________________



                               ________________________________________
                               (Signature)



                               ________________________________________
                               (Signature)


                               (Signature(s) must be exactly as name(s) appear on this proxy. (If signing as attorney, executor, administrator, trustee, or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the names of more than one person, each should sign this Proxy.)

                            MICRO LINEAR CORPORATION

                             1991 STOCK OPTION PLAN

                       (AS AMENDED THROUGH APRIL 22, 1997)


        1. Purposes of the Plan. The purposes of this Stock Option Plan are:

        - to attract and retain the best available personnel for positions of substantial responsibility,

        -      to provide additional incentive to Employees and Consultants, and

        -      to promote the success of the Company's business.

Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

        2. Definitions. As used herein, the following definitions shall apply:

               (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

               (b) "Applicable Laws" means the legal requirements relating to the administration of stock option plans under state corporate and securities laws and the Code.

               (c)    "Board" means the Board of Directors of the Company.

               (d) "Code" means the Internal Revenue Code of 1986, as amended.

               (e) "Committee" means a Committee appointed by the Board in accordance with Section 4 of the Plan.

               (f)    "Common Stock" means the Common Stock of the Company.

               (g) "Company" means Micro Linear Corporation, a California corporation.

               (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

               (i) "Continuous Status as an Employee or Consultant" means the employment or consulting relationship is not interrupted or terminated by the Company, any Parent or Subsidiary. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, any such leave may not exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor.

               (j)    "Director" means a member of the Board.

               (k) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

               (l) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

               (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               (n) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                      (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

                      (ii) If the Common Stock is quoted on the NASDAQ System (but not on the Nasdaq National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and high asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

                      (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

               (o) "Fully Diluted Shares" means the number of Shares outstanding as of January 1 of each year assuming (i) conversion of all securities and other instruments convertible into Common

Stock and (ii) exercise of all outstanding options, warrants, and other instruments exercisable for Common Stock or preferred stock of the Company.

               (p) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

               (q) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

               (r) "Notice of Grant" means a written notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

               (s) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

               (t) "Option" means a stock option granted pursuant to the Plan.

               (u) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

               (v) "Option Exchange Program" means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

               (w) "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

               (x) "Optionee" means an Employee or Consultant or who holds an outstanding Option or Stock Purchase Right.

               (y) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

               (z) "Plan" means this Micro Linear Corporation 1991 Stock Option Plan as amended from time to time.

               (aa) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 below.

               (bb) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

               (cc) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

               (dd) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

               (ee) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

               (ff) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

        3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 3,864,000 Shares of Common Stock plus an annual increase on each of January 1, 1998 and January 1, 1999 equal to the lesser of (i) 750,000 shares or (ii) 4% percent of the Fully Diluted Shares. The Shares may be authorized, but unissued, or reacquired Common Stock. However, should the Company reacquire Shares which were issued pursuant to the exercise of an Option or Stock Purchase Right, such Shares shall not become available for future grant under the Plan.

               If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, and the original purchaser of such Shares did not receive any benefits of ownership of such Shares, such Shares shall become available for future grant under the Plan. For purposes of the preceding sentence, voting rights shall not be considered a benefit of Share ownership.

        4.     Administration of the Plan.

               (a)    Procedure.

                      (i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Service Providers.

                      (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

                      (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                      (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

               (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                      (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;

                      (ii) to select the Consultants and Employees to whom Options and Stock Purchase Rights may be granted hereunder;

                      (iii) to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof, are granted hereunder;

                      (iv) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

                      (v) to approve forms of agreement for use under the Plan;

                      (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), and any restriction or limitation, or any waiver of forfeiture restrictions regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                      (vii) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option was granted;

                      (viii) to construe and interpret the terms of the Plan;

                      (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                      (x) to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

                      (xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

                      (xii) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

                      (xiii) to institute an Option Exchange Program;

                      (xiv) to determine the terms and restrictions applicable to Options and Stock Purchase Rights and any Restricted Stock; and

                      (xv) to make all other determinations deemed necessary or advisable for administering the Plan.

               (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

        5. Eligibility. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option or Stock Purchase Right may be granted additional Options or Stock Purchase Rights.

        6.   Limitations.

               (a) Each Option shall be designated in the Notice of Grant as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market
Value:

                      (i) of Shares subject to an Optionee's incentive stock options granted by the Company, any Parent or Subsidiary, which

                      (ii) become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), incentive stock options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

               (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's employment or consulting relationship with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

               (c) The following limitations shall apply to grants of Options and Stock Purchase Rights to Employees:

                      (i) No Employee shall be granted, in any fiscal year of the Company, Options and Stock Purchase Rights to purchase more than 250,000 Shares.

                      (ii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 13 hereof.

                      (iii) If an Option or Stock Purchase Right is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13 hereof, the canceled Option or Stock Purchase Right will be counted against the limit set forth in
Section 6(c)(i) hereof. For this purpose, if the exercise price of an Option or Stock Purchase Right is reduced, the transaction will be treated as a cancellation of the Option or Stock Purchase Right and the grant of a new Option or Stock Purchase Right.

        7. Term of Plan. Subject to Section 19 of the Plan, the Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

        8. Term of Option. The term of each Option shall be stated in the Notice of Grant; provided, however, that the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

        9.     Option Exercise Price and Consideration.

               (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

                      (i)  In the case of an Incentive Stock Option

                             (A)    granted to an Employee who, at the time the
Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                             (B)    granted to any Employee other than an
Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                      (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                      (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

               (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

               (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

                      (i)     cash,

                      (ii)    check,

                      (iii)   promissory note,

                      (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised,

                      (v) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price,

                      (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

                      (vii) any combination of the foregoing methods of payment, or

                      (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

        10.    Exercise of Option.

               (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

                      An Option may not be exercised for a fraction of a Share.

                      An Option shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 13 of the Plan.

                      Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

               (b) Termination of Employment or Consulting Relationship. In the event an Optionee's Continuous Status as an Employee or Consultant terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option, but only within such period of time as is determined by the Administrator, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the case of an Incentive Stock Option, the Administrator shall determine such period of time (in no event to exceed ninety (90) days from the date of termination) when the Option is granted. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the

Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               Notwithstanding the above, in the event of an Optionee's change in status from Consultant or Director to Employee or Employee or Director to Consultant, an Optionee's Continuous Status as a Director or Consultant shall not automatically terminate solely as a result of such change in status. However, in such event, an Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option three months and one day following such change of status from an Employee to a Consultant.

               (c) Disability of Optionee. In the event an Optionee's Continuous Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option, but only within twelve (12) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (d) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.



        11.    Stock Purchase Rights.

               (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer, which shall in no event exceed six (6) months from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

               (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

               (c) Other Provisions. The Restricted Stock Purchase March 25, 1997 Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

               (d) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

        12. Non-Transferability of Options and Stock Purchase Rights. Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

        13.    Adjustments Upon Changes in Capitalization, Dissolution or
Merger.

               (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

               (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option or Stock Purchase Right has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option or Stock Purchase Right shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option or Stock Purchase Right as to all or any part of the Optioned Stock, including Shares as to which the Option or Stock Purchase Right would not otherwise be exercisable.

               (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right may be assumed or an equivalent option or right may be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event the successor corporation does not assume or substitute the Options and Stock Purchase Rights, then the Administrator shall provide for the Optionee to fully vest in and have the right to exercise the Option or Stock Purchase Right as to all or a portion of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If the Administrator makes an Option or Stock Pur chase Right exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right will terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

        14. Date of Grant. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

        15.    Amendment and Termination of the Plan.

               (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

               (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Sections 162(m) and 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

               (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

        16.    Conditions Upon Issuance of Shares.

               (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regula tions promulgated thereunder, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

               (b) Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

        17.  Liability of Company.

               (a) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

               (b) Grants Exceeding Allotted Shares. If the Optioned Stock covered by an Option or Stock Purchase Right exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Option or Stock Purchase shall be void with respect to such excess Optioned Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 15(b) of the Plan.

        18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        19. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.

                            MICRO LINEAR CORPORATION

                        1994 EMPLOYEE STOCK PURCHASE PLAN

                       (as amended through April 22, 1997)

         The following constitute the provisions of the 1994 Employee Stock Purchase Plan of Micro Linear Corporation.

         1. PURPOSE. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "EMPLOYEE STOCK PURCHASE PLAN" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

         2.       DEFINITIONS.

                  (a) "BOARD" shall mean the Board of Directors of the Company.

                  (b) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

                  (c) "COMMON STOCK" shall mean the Common Stock of the Company.

                  (d) "COMPANY" shall mean Micro Linear Corporation, a California corporation and any Designated Subsidiary of the Company.

                  (e) "COMPENSATION" shall mean all base straight time gross earnings including payments for overtime, shift premium, incentive compensation, incentive payments, commissions or other compensation but excluding bonuses.

                  (f) "DESIGNATED SUBSIDIARIES" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

                  (g) "EMPLOYEE" shall mean any individual who is an employee of the Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

                  (h) "ENROLLMENT DATE" shall mean the first day of each Offering Period.

                  (i) "EXERCISE DATE" shall mean the last day of each Offering Period.

                  (j) "FAIR MARKET VALUE" shall mean, as of any date, the value of Common Stock determined as follows:

                           (1)      If the Common Stock is listed on any
established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sale price for the Common Stock (or the mean of the closing bid and asked prices, if no sales were reported), as quoted on such exchange (or the exchange with the greatest volume of trading in Common Stock) or system on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                           (2)      If the Common Stock is quoted on the NASDAQ
System (but not on the Nasdaq National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                           (3)      Notwithstanding paragraphs (1) and (2), in
the case of an Offering Period commencing substantially concurrent with the Company's initial public offering, the Fair Market Value may be determined by the Board to be equal to the initial price to the public of shares of Common Stock in such offering; or

                           (4)      In the absence of an established market for
the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

                  (k) "OFFERING PERIOD" shall mean a period of approximately six (6) months, commencing on the first Trading Day of the Company's first fiscal quarter and terminating on the last Trading Day of the Company's second fiscal quarter, or commencing on the first Trading Day of the Company's third fiscal quarter and terminating on the last Trading Day of the Company's fourth fiscal quarter, during which an option granted pursuant to the Plan may be exercised. The duration of Offering Periods may be changed pursuant to Section 4 of this Plan. Notwithstanding the foregoing, in the event the Company shall effect an initial public offering of Common Stock, the Board may determine to commence an Offering Period substantially concurrent with the public offering, such Offering Period to continue until the next succeeding May 31 or November 30 as the Board may determine.

                  (l)      "PLAN" shall mean this Employee Stock Purchase Plan.

                  (m) "PURCHASE PRICE" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

                  (n) "RESERVES" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

                  (o) "SUBSIDIARY" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

                  (p) "TRADING DAY" shall mean a day on which national stock exchanges and The NASDAQ Stock Market are open for trading.

         3.       ELIGIBILITY.

                  (a) Any Employee (as defined in Section 2(g)), who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

                  (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

         4. OFFERING PERIODS. The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day of the Company's first and third fiscal quarters, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 19 hereof. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

         5.       PARTICIPATION.

                  (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office prior to the applicable Enrollment Date.

                  (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10.

         6.       PAYROLL DEDUCTIONS.

                  (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period.

                  (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

                  (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

                  (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to 0% at such time during any Offering Period which is scheduled to end during the current calendar year (the "Current Offering Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Offering Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Offering Period equal $21,250. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

                  (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

         7. GRANT OF OPTION. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Offering Period more than a number of Shares determined by dividing $12,500 by the Fair Market Value of a share of the Company's Common Stock on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof, and shall expire on the last day of the Offering Period.

         8. EXERCISE OF OPTION. Unless a participant withdraws from the Plan as provided in Section 10 below, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant' s account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in
Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

         9. DELIVERY. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

         10.      WITHDRAWAL; TERMINATION OF EMPLOYMENT.

                  (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

                  (b) Upon a participant's ceasing to be an Employee (as defined in Section 2(g) hereof) for any reason, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such participant's option will be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant's customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

                  (c) A participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

         11. INTEREST. No interest shall accrue on the payroll deductions of a participant in the Plan.

         12.      STOCK.

                  (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 455,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

                  (b) The participant will have no interest or voting right in shares covered by his option until such option has been exercised.

                  (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

         13.      ADMINISTRATION.

                  (a) Administrative Body. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

         14.      DESIGNATION OF BENEFICIARY.

                  (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option.

                  (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

         15. TRANSFERABILITY. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

         16. USE OF FUNDS. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

         17. REPORTS. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

         18.      ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

                  (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the Reserves as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

                  (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event the successor corporation refuses to assume or substitute for the options, then the Board shall shorten the Offering Period then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for his option has been changed to the New Exercise Date and that his option will be exercised automatically on the New Exercise Date, unless prior to such date he has withdrawn from the Offering Period as provided in Section 10 hereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock and the sale of assets or merger.

         The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each out standing option, in the event the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

         19.      AMENDMENT OR TERMINATION.

                  (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

                  (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

         20. NOTICES. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

         21. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

         22. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten
(10) years unless sooner terminated under Section 19 hereof.

                                    EXHIBIT A


                            MICRO LINEAR CORPORATION

                        1994 EMPLOYEE STOCK PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT



_____ Original Application                          Enrollment Date: ___________
_____ Decrease [Change] in Payroll Deduction Rate
_____ Change of Beneficiary(ies)


1. _____________________ hereby elects to participate in the Micro Linear Corporation 1994 Employee Stock Purchase Plan (the "EMPLOYEE STOCK PURCHASE PLAN") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (not to exceed 10%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I have received a copy of the complete "Employee Stock Purchase Plan." I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that the grant of the option by the Company under this Subscription Agreement is subject to obtaining shareholder approval of the Employee Stock Purchase Plan.

5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse Only): ___________________________.

6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares), I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year holding period, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:



NAME:  (Please print) _____________________________________________
                     (First)                (Middle)        (Last)



-------------------------                 -------------------------------------
Relationship
                                          -------------------------------------
                                                   (Address)

NAME:  (Please print) __________________________________________________
                            (First)         (Middle)        (Last)



-------------------------                  -------------------------------------
Relationship
                                           -------------------------------------
                                                     (Address)



Employee's Social
Security Number:                            ___________________________________



Employee's Address:                         ___________________________________

                                            -----------------------------------

                                            -----------------------------------


I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.



Dated: ___________________                  __________________________________
                                            Signature of Employee



                                            ----------------------------------
                                            Spouse's Signature (If beneficiary
                                            other than spouse)

                                    EXHIBIT B


                            MICRO LINEAR CORPORATION

                        1994 EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL


         The undersigned participant in the Offering Period of the Micro Linear Corporation 1994 Employee Stock Purchase Plan which began on ___________ 19__ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.


                                               Name and Address of Participant:

                                               -------------------------------

                                               -------------------------------

                                               -------------------------------



                                               Signature:

                                               -------------------------------


                                               Date: _________________________